UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              Current Report
                  Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 20, 2004



                     AMLI RESIDENTIAL PROPERTIES TRUST
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



         Maryland                 1-12784                36-3925916
      ---------------        -----------------       -------------------
      (State or other        (Commission File          (IRS Employer
      jurisdiction of             Number)            Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois                        60606
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)



                              (312) 443-1477
           ----------------------------------------------------
           (Registrant's telephone number, including area code)



                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS

      On October 20, 2004 AMLI Residential Properties, L.P., ("AMLI"), a 94%-owned affiliate of registrant, acquired a luxury rental community containing 266 units and located in Aurora, Illinois. The seller was a limited partnership whose sole general partner was Altman Development Corporation; AMLI acquired all partnership interests in seller for $39,100,000 in cash and has re-named this community AMLI at Kirkland Crossing.

      On September 15, 2004 AMLI acquired a 206-unit luxury rental apartment community located in Naperville, Illinois from partnerships having the same sole general partner; AMLI acquired all partnership interests in seller for $31,500,000 in cash and has re-named this community AMLI at River Run.

      On September 14, 2004 AMLI acquired a 352-unit luxury rental apartment community located in West Dundee, Illinois from partnerships having the same sole general partner; AMLI acquired all partnership interests in seller for $55,350,000 in cash and has re-named this community AMLI at Canterfield.

      For additional information regarding these transactions, please see the purchase contracts, copies of which are filed as Exhibit 10 to this Report on Form 8-K, and the press release dated October 21, 2004, a copy of which is filed as Exhibit 99.1 to this Report on Form 8-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            10.1. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of Kirkland Crossing on October 20, 2004.

            10.2. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of AMLI at River Run on September 15, 2004.

            10.3. Partnership Interest Purchase and Sale Agreement for the
                  acquisition of AMLI at Canterfield on September 14, 2004.

            99.1  Press Release dated October 21, 2004



























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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.




Dated:  October 25, 2004            AMLI RESIDENTIAL PROPERTIES TRUST


                                    By:     /s/ Robert J. Chapman
                                            -----------------------
                                    Name:   Robert J. Chapman
                                    Title:  Chief Financial Officer





















































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


                               EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------

10.1. Partnership Interest Purchase and Sale Agreement for the acquisition of Kirkland Crossing on October 20, 2004.

10.2. Partnership Interest Purchase and Sale Agreement for the acquisition of AMLI at River Run on September 15, 2004.

10.3. Partnership Interest Purchase and Sale Agreement for the acquisition of AMLI at Canterfield on September 14, 2004.

99.1              Press Release dated October 21, 2004




















































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